Exhibit 10.25



                                PROMISSORY NOTE


                                                              New York, New York
                                                               December 28, 1995

$750,000



         FOR VALUE RECEIVED, each of the undersigned, jointly and severally, LUNN INDUSTRIES, INC. and ALCORE, INC. ("Maker"), hereby unconditionally promises to pay to the order of GIBRALTAR CORPORATION OF AMERICA (the "Payee"), at its offices located at 350 Fifth Avenue, New York, New York 10118 or at such other place as the Payee or any holder hereof may from time to time designate, the aggregate principal sum of Seven Hundred Fifty Thousand ($750,000) Dollars in lawful money of the United States and in immediately available funds, in thirty-six (36) consecutive monthly installments (or earlier, as hereinafter provided) commencing February 1, 1996 and on the first day of each month thereafter, of which the first six (6) installments shall each be in the amount of Thirty Thousand ($30,000) Dollars and the following six (6) installments shall each be in the amount of Twenty-Five Thousand ($25,000) Dollars and the following twelve (12) installments shall each be in the amount of Twenty-Three Thousand ($23,000) Dollars and the following eleven (11) installments shall each be in the amount of Twelve Thousand ($12,000) Dollars, and the last and thirty-sixth (36th) installment shall be in the amount of the entire unpaid balance hereof.

         Maker hereby further promises to pay interest to the order of Payee in like money at said office or place on the unpaid principal balance hereof computed at a rate of two (2%) percent per annum in excess of the Base Rate (as hereinafter defined), and at a rate, upon and after an Event of Default (as hereinafter defined) or termination or non-renewal of the Financing Agreements (as hereinafter defined), of four (4%) percent per annum in excess of the Base Rate. Such interest shall be payable commencing on the first day of the month next following the date hereof (i.e., February 1, 1996) and on the first day of each month thereafter. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York.

         As used herein, the term "Base Rate" shall mean the rate of interest publicly announced by United Jersey Bank from time to time as its base rate (the Base Rate is not intended to be the lowest rate of interest charged by United Jersey Bank to its borrowers) and the term "Event of Default" shall mean an event of default under the Financing Agreements.

         This Note is issued as evidence of certain indebtedness arising pursuant to the terms and provisions of the Financing Agreement, dated of even date herewith, executed and delivered by Maker in favor of Payee (the foregoing,

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together with all agreements, documents and instruments now or at any time hereafter executed and/or delivered in connection therewith or otherwise related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). This Note is entitled to the benefits of the Financing Agreements and is secured by, and entitled to the benefits of, any and all collateral security pledged or granted by Maker or related parties to Payee as set forth in the Financing Agreements or otherwise.

         At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account(s) of Maker, or any guarantors thereof, maintained by Payee.

         If any principal or interest payment is not made when due hereunder or if any Event of Default shall occur for any reason under the Financing Agreements, or if the Financing Agreements shall be terminable or be terminated or not renewed for any reason, then and in any such event, in addition to all rights and remedies of the Payee under the Financing Agreements, applicable law and otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Maker's obligations, liabilities and indebtedness owing Payee under the Financing Agreements, including, without limitation, any or all amounts owing under this Note (the "Obligations"), to be due and payable, whereupon the then unpaid balance thereof together with all interest accrued thereon shall forthwith become due and payable, together with interest accruing thereafter at the highest rate provided for in this Note or the other Financing Agreements until this Note and such other Obligations are fully paid, plus the costs and expenses of collection thereof, including reasonable attorneys' fees and legal expenses.

         Maker hereby waives diligence, demand, presentment, protest and notice of any kind and assents to extensions of the time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice. Payee shall not be required to attempt to realize upon any collateral security for payment, but may proceed against Maker and any guarantors in such order or manner as Payee may choose, except as limited by the Financing Agreement.

         The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

         Maker hereby waives all rights to trial by jury in any action or proceeding instituted by either Maker or Payee against the other arising on, out of or by reason of this Note, any alleged tortious conduct by Maker or Payee or in any way, directly or indirectly, arising out of or related to the relationship between Maker and Payee. In no event will Payee be liable for lost profits or other special or consequential damages.

         Maker hereby waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Maker with respect to this Note or any matter arising herefrom or relating hereto, except compulsory counterclaims.

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         Maker hereby irrevocably submits and consents to the non-exclusive jurisdiction of the State and Federal Courts located in the State of New York with respect to any action or proceeding arising out of this Note or any matter arising herefrom or relating hereto. Any such action or proceeding commenced by Maker against Payee will be litigated only in a Federal Court or a State Court located in New York City, New York and Maker waives any objection based on forum non conveniens and any objection to venue in connection therewith.

         Service of process or notice in connection with any proceedings may be served (i) inside or outside the State in which the office of Payee indicated above is located by registered or certified mail, return receipt requested, addressed to the Maker at the address set forth below or of which Maker has advised Payee in writing, as indicated in the records of Payee, and service or notice so served shall be deemed complete five (5) days after the same shall have been posted, or (ii) in such manner as may be permissible under the rules of said Courts.

         The execution and delivery of this Note has been authorized by the Board of Directors of Maker. This Note and the other Financing Agreements, shall be governed by and construed, and all rights and obligations hereunder determined, in accordance with the internal laws of the State of New York and shall be binding upon the successors and assigns of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If the undersigned are more than one, this Note shall be binding jointly and severally upon the undersigned and their respective successors and assigns and the term "Maker" shall mean, individually and collectively, all the undersigned and any one or more of them and their successors and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.


                                LUNN INDUSTRIES, INC.


                                By:
                                Title:  Chief Executive Officer


                                ALCORE, INC.


                                By:
                                Title:  Chief Executive Officer





STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

    On this 28th day of December, 1995, before me personally came Alan Baldwin, to me known, who, being duly sworn, did depose and say, that he is the Chief Executive Officer of LUNN INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                         Notary Public



STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)


    On this 28th day of December, 1995, before me personally came Alan Baldwin, to me known, who, being duly sworn, did depose and say, that he is the Chief Executive Officer of ALCORE, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                         Notary Public

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